As Filed with the Securities and Exchange Commission on July 24, 2003, Commission File No. I-08675

                            SCHEDULE  14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed  by  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ]  Confidential  for  use  of  the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.14a-12

                       UNITED STATES ANTIMONY CORPORATION
                       ----------------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
(4)  Proposed  maximum  aggregate  value  of  transaction:  n/a
(5)  Total  fee  paid:  -0-


[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  filed:

                       United States Antimony Corporation
                      PO Box 643, Thompson Falls, Mt. 59873
                                  JULY 31, 2003
Dear  Stockholder:

You are cordially invited to attend the Annual Meeting of Shareholders of United States Antimony Corporation, which will be held at 10:00 a.m. Spokane Time on September 30, 2003 at the Ramada Inn located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington.

Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

The enclosed notice and proxy statement contain details concerning the business to come before the meeting. We have also enclosed for your information and review the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

The  board  of  directors  recommends  a  vote  FOR each of the proposals below:

"FOR" electing John C. Lawrence, Robert A. Rice and Leo Jackson to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified;

"FOR" the amendment of the Company's Articles of Incorporation, authorizing an increase of the number of authorized shares of Common Stock from 30,000,000 to 50,000,000 shares; and

"FOR"  the  appointment  of  the auditors for the year ending December 31, 2003.

All shareholders are cordially invited to attend the Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly. If you attend the Meeting, you may revoke your proxy and vote your shares in person.
We  look  forward  to  seeing  you  at  the  Meeting.
Sincerely,

/s/  John  C.  Lawrence
John  C.  Lawrence,  President,  Chief  Financial  Officer  and  Director
--------------------------------------------------------------------------------
This Proxy Statement and the accompanying proxy card are first being mailed to United States Antimony Corporation shareholders beginning July 31, 2003.

                       UNITED STATES ANTIMONY CORPORATION
               NOTICE OF ANNUAL  MEETING OF SHAREHOLDER TO BE HELD
                              ON SEPTEMBER 30, 2003
To  our  Shareholders:
NOTICE is hereby given that on September 30, 2003 United States Antimony Corporation will hold its Annual Meeting of Shareholders at the Ramada Inn, located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington. The meeting will begin at 10:00 a.m. Spokane Time. At the meeting, shareholders will be asked:

1. To elect John C. Lawrence, Robert A. Rice and Leo Jackson to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified.
2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 shares to 50,000,000 shares; and
3.     To  ratify  the  appointment  of  DeCoria,  Maichel & Teague, P.S. as the
Company's independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 2003.
4. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

We have enclosed for the review of our shareholders the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, which was filed with the Securities and Exchange Commission on April 14, 2003. The Company is unaware of any other business to be considered and acted upon at the meeting and any adjournments thereof. Only shareholders of record at the close of business on June 30, 2003, or such other date as may be determined as the record date are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting and whether or not you plan to attend in person, you are urged to mark, sign, and date and return the enclosed proxy card at your earliest convenience in the self-addressed, stamped envelope. Any stockholder attending the meeting may revoke their proxy and vote their shares in person.

Please Sign, Date and Return the Enclosed Proxy Immediately to Assure that Your Shares are represented at the Annual Meeting of Shareholders scheduled for September 30, 2003.

By  Order  of  the  Board  of  Directors,

/s/  John  C.  Lawrence
Chairman,  President  and  Chief  Financial  Officer
Thompson  Falls,  Mt.  59873
July  31,  2003

                       UNITED STATES ANTIMONY CORPORATION
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------


This Proxy Statement relates to the Annual Meeting of Stockholders of United States Antimony Corporation Company, (the "Company"), a Montana corporation, to be held on September 30, 2003, at 10:00 a.m., Spokane Time, at the Ramada Inn, located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about July 31, 2003. THIS INFORMATION IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01 PER SHARE ("COMMON STOCK"), SERIES A PREFERRED STOCK, SERIES C
PREFERRED  STOCK,  and  SERIES  D  PREFERRED  STOCK,  FOR  USE  AT  THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

We have enclosed for the review of our shareholders the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, which was filed with the Securities and Exchange Commission on April 14, 2003.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS AT THE ANNUAL MEETING OF SHAREHOLDERS

At the Annual Meeting, the holders of our shares of Common Stock and the holders of Series A,C and D Preferred Stock, will be asked to vote on the proposals set forth below. Only shareholders of record at the close of business on June 30, 2003, the record date, are entitled to notice of, and to vote at, the meeting (the "Record Date"). At the Record Date, there were 27,027,959 shares of Common Stock issued and outstanding. Additionally, Series A, Series C, and Series D Preferred Stock are entitled to vote at the Annual Meeting. As of June 30, 2003 there were 553,404 shares of Series A, C, and D Preferred Stock outstanding. An affirmative vote of a majority of those shares present and voting at the Annual Meeting is required for approval of all matters. There are no dissenters' rights to appraisal with respect to the proposals.

PROPOSAL ONE: To elect John C. Lawrence, Robert A. Rice and Leo Jackson to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified.

Information  Concerning  Directors: It is proposed that John C. Lawrence, Robert
A. Rice and Leo Jackson will be elected at the meeting, each to hold office until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election.

PROPOSAL TWO: To amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 shares to 50,000,000 shares.

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized but unissued shares of Common Stock because:

(1) Shares of common stock must be available to meet the respective conversion and exercise privileges of the Company's convertible Series D Preferred stock and common stock warrants.
(2) The Company must have additional shares of common stock available to sell to expand its Bear River Zeolite business and finance its operating activities.
(3) Additional shares of common stock must be available to issue to directors and other key employees and consultants in order to attract and retain competent management for the Company.

By voting "FOR" this proposal, shareholders will be authorizing the amendment of the Articles of Incorporation to increase the number of authorized Common Stock
shares.   At the Record Date, there were 27,027,959 shares of Common Stock issued and outstanding. On May 28, 2003, the Board of Directors authorized the sale of up to 1,250,000 shares of common stock. As of the Record Date, 1,350,000 shares of common stock had been sold (of which 175,000 were subscribed for prior to 12/31/02), but share certificates have yet to be issued.

Recommendation of the Board of Directors: Our Board of Directors recommends that our shareholders vote "FOR" the amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000 shares.

PROPOSAL THREE: To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 2003.

Recommendation of the Board of Directors: Our Board of Directors recommends that the holders of our shares vote "FOR" the appointment of DeCoria, Maichel & Teague, P.S. as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 2003.

PROPOSAL FOUR: To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

The enclosed Proxy is solicited by and on behalf of the board. We are unaware of any additional matters not set forth in the notice of Annual Meeting that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting and presented for a vote of the shareholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

ITEM  1.  DATE,  TIME  AND  PLACE  INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies for use at the meeting of shareholders of United States Antimony Corporation Company to be held on September 30, 2003, at 10:00 a.m. Spokane Time, 8909 Airport Road, Spokane, Washington, and at any and all adjournments thereof.

ITEM  2.  REVOCABILITY  OF  PROXY
The accompanying proxy is solicited by our board and is revocable by the shareholder anytime before it is voted. This proxy statement is first being mailed to shareholders on or about July 31, 2003.

ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL
There is no Dissenters' Right of Appraisal for any proposal set forth in this proxy statement.

ITEM  4.  PERSONS  MAKING  THE  SOLICITATION
This solicitation is made by the Company's board, which unanimously approved the proposals, by consent and without a meeting, and no director has informed the Company that he intends to oppose any action intended to be taken by the Company.

ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
The following table sets forth information, to the best knowledge of the Company, as of March 27, 2003, with respect to each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year or has been nominated for election as a director of the Company.



                                                                                         Amount of
                                                                                        Beneficial
Title of Class. . . . . . . . . . . . . .  Name of Beneficial Owner                     Ownership        Percent of Class (1)
Common Stock. . . . . . . . . . . . . . .  John C. Lawrence                             3,725,311                 13.8 (2)
Common Stock. . . . . . . . . . . . . . .  Robert A. Rice                                 217,762  Nil
Common Stock. . . . . . . . . . . . . . .  Leo Jackson                                     60,700  Nil

                                                                                          925,213                 92.8(3)(4)
Preferred Series D. . . . . . . . . . . .  John C. Lawrence                                24,000                 25.0
Preferred Series D. . . . . . . . . . . .  Robert A. Rice                                  24,000                 25.0
Preferred Series D. . . . . . . . . . . .  Leo Jackson                                    _______                  ___
                                                                                        4,979,986                 17.8
Common Stock and Series D Preferred Stock  Directors and Executive Officers as a Group  =========                  ===

(1) Based upon 27,027,959 total common stock shares outstanding as of March 27, 2003.
(2) Excludes 75,000 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.
(3)     Includes  warrants  to  purchase  901,213  shares  of Series D Preferred
Stock.
(4)     The  outstanding  Series  D  preferred  shares  carry  voting  rights.

ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF.

Only shareholders of record at the close of business on June 30, 2003, the record date, are entitled to notice of, and to vote at, the meeting. At the record date, there were 27,027,959 shares of Common Stock issued and outstanding. Additionally, Series A, Series C, and Series D Preferred Stock are entitled to vote at the Annual Meeting. As of June 30, 2003 there were 553,404 shares of Series A, C, and D Preferred Stock outstanding. Each shareholder of record of Common Stock and Series A,C, and D Preferred Stock, on the record date is entitled to one vote per share on each proposal presented at the meeting, (other than the election of directors) exercisable in person or by proxy. With respect to the election of directors, such stockholders are entitled to vote cumulatively, meaning that each holder of voting shares is entitled to cast the number of votes equal to the number of his shares multiplied by the number of directors to be elected, an may cast all of such votes for a single nominee or distribute them among two or more nominees as he sees fit.

The presence in person or by proxy of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum at the meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares issued and outstanding present in person or represented by proxy is required for approval of each proposal to be voted upon at the meeting.


The following table sets forth information regarding beneficial ownership of our common stock as of March 27, 2003, by 1) each person who is known by us to beneficially own more than 5% of our Series A, Series C or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 1250 Prospect Creek Road, Thompson Falls, Montana 59873.


                                          NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT OF
TITLE OF CLASS . . . . . . . . . . . . .  BENEFICIAL OWNER(1)            BENEFICIAL OWNERSHIP   CLASS(1)
----------------------------------------  -----------------------------  ---------------------  -----------
Common stock . . . . . . . . . . . . . .  The Maguire Family and                  1,401,898(2)          5.2
                                          related entities as a group
                                          c/o Walter L. Maguire, Sr.
                                          P.O. Box 129
                                          Keller, VA 23401
Common stock . . . . . . . . . . . . . .  The Dugan Family                        5,520,116(4)         19.0
                                          c/o A. W. Dugan
                                          1415 Louisiana Street, Suite 3100
                                          Houston, TX 77002
Preferred Series A . . . . . . . . . . .  A. Gordon Clark, Jr.                        4,500(7)        100.0
stock. . . . . . . . . . . . . . . .      2 Musket Trail
                                          Simsbury, CT 06070
Preferred Series C . . . . . . . . . . .  Walter L. Maguire, Sr.                     49,091(7)         27.6
stock. . . . . . . . . . . . . . . . . .  P.O. Box 129
                                          Keller, VA 23401
Preferred Series C . . . . . . . . . . .  Richard A. Woods                           48,305(7)         27.2
stock. . . . . . . . . . . . . . . .      59 Penn Circle West
                                          Penn Plaza Apts.
                                          Pittsburgh, PA 15206
Preferred Series C . . . . . . . . . . .  Dr. Warren A. Evans                        48,305(7)         27.2
stock. . . . . . . . . . . . . . . . . .  69 Ponfret Landing Road
                                          Brooklyn, CT 06234
Preferred Series C . . . . . . . . . . .  Edward Robinson                            32,203(7)         18.1
stock. . . . . . . . . . . . . . . . . .  1007 Spruce Street 1st Floor
                                          Philadelphia, PA 19107
                                              7

Preferred Series D . . . . . . . . . . .  Gary D. Babbitt                           274,000(5)(7)      79.2
                                          877 W. Main Street, Suite 1000
                                          Boise, ID 83702

Common stock . . . . . . . . . . . . . .  John C. Lawrence                        3,725,311(3)         13.8
Common stock . . . . . . . . . . . . . .  Robert A. Rice                            217,762             Nil
Common stock . . . . . . . . . . . . . .  Leo Jackson                                60,700             Nil
Preferred Series D . . . . . . . . . . .  John C. Lawrence                          925,213(6) (7)     92.8
Preferred Series D . . . . . . . . . . .  Robert A. Rice                             24,000            25.0
Preferred Series D . . . . . . . . . . .  Leo Jackson                                24,000            25.0
Common stock and
Series D Preferred Stock . . . . . . . .  All Directors and executive officers as a group
                                         (3 persons). . . . .                     4,976,986            17.8


(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 27, 2003 are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 27,027,959 shares of common stock, 4,500 shares of Series A Preferred Stock, 177,904 shares of Series C Preferred Stock, and 96,000 shares of Series D Preferred Stock outstanding on March 27, 2003, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of March 27, 2003, as described below.

(2) Includes 1,007,843 shares owned by the Maguire Foundation; 129,000 shares owned by Walter L. Maguire, Sr.; 45,500 shares owned by Walter L. Maguire, Trustee; and 219,555 shares owned by Walter L. Maguire, Jr. Excludes 1,003,409 shares owned by the 1934 Maguire Trust.

(3) Excludes 75,000 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.

(4) Includes 1,918,767 shares owned by A.W. Dugan; and 1,580,940 shares, in the aggregate, owned by companies owned and controlled by A.W. Dugan; and warrants issued to Mr. Dugan and companies controlled by him to purchase 2,020,409 shares of common stock. Excludes 183,333 shares owned by Lydia Dugan as to which Mr. Dugan disclaims beneficial ownership.

(5)     Includes  warrants  to  purchase  250,000  shares  of Series D Preferred
Stock.

(6)     Includes  warrants  to  purchase  901,213  shares  of Series D Preferred
Stock.

(7) The outstanding Series A, Series C and Series D preferred shares carry voting rights.


ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

NAME . . . . . .  AGE  AFFILIATION WITH REGISTRATION  EXPIRATION OF TERM
----------------  ---  -----------------------------  ------------------
John C. Lawrence   64  President, Director            Annual meeting
Robert A. Rice .   78  Director                       Annual meeting
Leo Jackson. . .   61  Director                       Annual meeting



The Company is not aware of any involvement by its directors or executive officers during the past five years in certain legal proceedings that are material to an evaluation of the ability or integrity of such director or executive officer.

The following information with respect to the principal occupation or employment, other affiliations and business experience of each member of the board of directors during the last five years.

John C. Lawrence. Mr. Lawrence has been the president and a Director of the Company since its inception. Mr. Lawrence was the President and a Director of AGAU Mines, Inc., the predecessor of the Company, since the inception of AGAU Mines, Inc., in 1968. He is a member of the Society of Mining Engineers and a recipient of the Silver Medallion Award from the University of Montana.

Robert A. Rice. Mr. Rice is a retired metallurgist, having been employed by the Bunker Hill Mining Company, a wholly owned subsidiary of Gulf Resources and Chemical Corporation as Mill Superintendent from 1965 until his retirement in 1975. Bunker Hill Mining Company was located at Kellogg, Idaho. He currently serves as President and a Director of Nabob Silver-Lead, Co., an Idaho Corporation, Box 506, Silverton, Idaho, 83867; and a Director of Merger Mines Corp., an Arizona Corporation, 4903 Industrial Way, Coeur d'Alene, Idaho 83814. The common stock of Merger Mines trades on the "Pink Sheets". Mr. Rice has been a Director of the Company since 1975.

Leo Jackson. Mr. Jackson is a resident of El Paso, Texas. He is currently the President and a Director of Production Minerals, Inc., a privately held entity. Production Minerals, Inc. offices are located at 663 North Mesa, Suite 504,
El Paso, Texas 79912. He has been involved in the production and marketing
Of industrial minerals such as fluorspar and celestite in the United States and Mexico for 25 years. Mr. Jackson speaks fluent Spanish and has a BBA degree from the Sul Ross State University in Texas. Mr. Jackson has been a Director of the Company since 1999.

COMPLIANCE  WITH  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING:

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and the holders of 10% or more of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and "Exchange Commission. Officers, directors and stockholders holding more than 10% of the Company's common stock are required by the regulation to furnish the Company with copies of all Section 16(a) forms they have filed.

Based solely on our review of copies of Forms 3, 4, and 5 furnished to us, Mr. Lawrence timely filed Form 4 reports during 2002. We do no know if Mr. Rice and Mr. Jackson timely filed Form 4 or Form 5 reports during 2002. We do not know if A.W. Dugan, a shareholder who became a 10% beneficial owner during 2002 timely filed Form 3, Form 4, or Form 5 reports during 2002.


BOARD  MEETINGS  AND  COMMITTEES

The Company's Board of Directors held eight (8) regular meetings during the 2002 calendar year. Each incumbent director attended at least 75% of the meetings held during the 2002 calendar year, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors does not have a Compensation Committee, or a Nominating Committee. The Company has established an Audit Committee consisting of one member of the Board of Directors not involved in our day-to-day financial management. The sole member of the Audit Committee is Rice. Mr. Rice should not be considered as a financial expert serving on the audit committee. The Company does not have an audit committee financial expert because the Company does not have the financial resources currently available to compensate a financial expert. The Audit Committee met twice in 2002. Additionally, the sole member of the Committee met two times with the Company's independent auditors to review the Company's financial statements. The Audit Committee did receive certain written disclosures and correspondence from the Company's independent auditors and discussed the independent accountants independence. The Audit Committee's principal functions are to meet with the Company's independent auditors to review the financial statements contained in the Form 10-KSB, to review the Company's system of internal accounting controls, and to report to the Board of Directors thereon.

ITEM  8.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS
The Securities and Exchange Commission requires the following table setting forth for fiscal years ending December 31, 2002, 2001, and 2000; the compensation paid by the Company to its principal executive officers.



                                          ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                                                               AWARDS               PAYOUTS
                                          -------------------                 ------------------------------
                                                                       Restricted  Securities
                                                        Other Annual    Options/   Underlying  All Other  All Other
Name and Principal Position    Year    Salary     Bonus Compensation(1)  Awards(2) LTIP SARs   Payouts  Compensation
---------------------------  -------  --------    -----  -----------    ---------   ------    ---------   ------
John C. Lawrence, President    2002  $  96,000     N/A    $  5,538      $  2,400     None       None       None
John C. Lawrence, President    2001  $  96,000     N/A    $  5,538      $      0     None       None       None
John C. Lawrence, President    2000  $  81,000     N/A    $  4,673      $  3,250     None       None       None


(1)     Represents  earned  but  unused  vacation.
(2) These figures represent the fair values, as of the date of issuance, of the annual Director's fee payable to Mr. Lawrence in the form of shares of USAC's restricted Series D Preferred stock or Common Stock.

Each of the members of the Board of Directors were awarded 24,000 shares of Series D Preferred stock of the United States Antimony Corporation for their participation in the meeting of the Board of Directors for the year ending December 31, 2002.

Directors are also reimbursed reasonable out-of-pocket expenses in connection with attending meetings.

ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS
The Company engaged the independent public accounting firm of DeCoria, Maichel & Teague, a Professional Services corporation, with offices in Spokane, WA, to conduct the audits for the Company's fiscal years ended December 31, 2002 and 2001.


AUDIT FEES. The financial statements of the Company for 2001 through 2002 were audited by DeCoria, Maichel & Teague. During the two most recent fiscal years or during any subsequent interim period, there were no other independent accountants engaged by the Company nor did any other independent accountants resign, decline to stand for re-election or was dismissed by the Company. Audit fees paid to the firm of DeCoria, Maichel & Teague in connection with the December, 2002 and 2001 audits were $33,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company incurred no fees for financial information systems design and implementation during 2002.



ALL OTHER FEES. Fees for all other services rendered during 2002 were $10,135. These fees consist primarily of tax compliance services ($2,335) and review of interim filings ($7,800).


A representative of the Company's independent public accounting firm of DeCoria, Maichel and Teague P.S. is expected to be in attendance at the annual meeting and will be available to answer shareholder questions.

ITEM  10.  FINANCIAL  AND  OTHER  INFORMATION

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (including financial statements by excluding exhibits) is enclosed with this Proxy Statement. Stockholders may obtain, without cost, a copy of any exhibits to the Form 10-KSB by writing U.S. Antimony Corporation at its principal executive office located at PO Box 643, Thompson Falls, Mt. 59873 or calling the Company's Secretary at (406) 827-3523.

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any report, statement or other information we file at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

ITEM  11.  AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS.

The Company is asking the shareholders to ratify the amendment to paragraph one of Article IV of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 shares to 50,000,000 shares.

Paragraph one of Article IV of the Articles of Incorporation currently provides:

                                   ARTICLE IV

1. Common Stock. The aggregate number of shares of Common Stock which the corporation shall have authority to issue is thirty million (30,000,000) and each of such shares shall have a par value of one cent ($0.01).

The  text  of  the  proposed  amendment  to  paragraph  one  is  as  follows:

                                   ARTICLE IV

1. Common Stock. The aggregate number of shares of Common Stock which the corporation shall have authority to issue is fifty million (50,000,000) and each of such shares shall have a par value of one cent ($0.01).

If approved by the Stockholders, the Amendment will become effective upon the filing of Articles of Amendment with the Montana Secretary of State.

ITEM  12.  VOTING  PROCEDURE

The presence, in person or by proxy, of the holders of a majority of the shares of outstanding common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote is required for each proposal. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate.

PROXY  CARD

The undersigned, revoking any previous proxies, hereby appoints John C. Lawrence, proxy of the undersigned, with full power of substitution, to attend the Company's Annual Meeting of Stockholders on September 30, 2003, and any adjournments or postponements thereof, and there to vote the undersigned's shares of Common Stock of the Company on the following matters, as described in the Proxy Statement for such Meeting, a copy of which has been received by the undersigned.

Proposal  1.  Election  of  Directors  (by  cumulative  voting  rights)

The  Board  of  Directors  is  elected  by  cumulative  voting:
Each holder of Voting Stock has a number of votes that is equal to the number of shares of Voting Stock he owns multiplied by the number of Directors to be elected. The holder may cast all of those votes for one nominee or distribute them among two or three of the nominees as the shareholder sees fit. Since three
Directors are to be elected at the meeting, the total votes which may cast in the election of Directors is calculated as follows:
Number of Shares (___) x 3 (number of Directors to be elected) = Total Votes. Allocate those votes among the following three nominees:


Nominees                           Number  of  Votes  Cast

                                For     Against        Abstain
John  C.  Lawrence             _____     _____          _____
Walter  L.  Maguire,  Sr.      _____     _____          _____
Robert  A.  Rice               _____     _____          _____

With respect to each of Proposals 2 and 3, mark the appropriate box with an "X".

Proposal 2. Approval of amendment of Articles of Incorporation to increase authorized shares of Common Stock

     [   ]   For         [   ]   Against     [   ]   Abstain

Proposal  3.  Ratification  of  independent  auditors

     [   ]   For         [   ]   Against     [   ]   Abstain

Proposal  4.     In  his discretion on all other business that may properly come before  the  meeting  or  any  adjournment  or  adjournments  thereof.


            Sign  and  date  proxy  card  on  reverse  side

           UNITED  STATES  ANTIMONY  CORPORATION  -  PROXY
        ANNUAL  MEETING  OF  STOCKHOLDERS  -  September  30,  2003


THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS.
THIS  PROXY,  IF  PROPERLY  EXECUTED,  WILL  BE  VOTED  IN  THE  MANNER
DIRECTED  HEREIN  BY  THE  UNDERSIGNED  STOCKHOLDER.  IF  NO  DIRECTION
IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS AND FOR ADOPTION OF PROPOSITIONS 2 and 3.

This proxy confers on the proxy holder discretionary authority to vote the undersigned's shares of Voting Stock on any other matters which may properly be presented at the Annual Meeting.

PLEASE  VOTE  (on  reverse  side)  AND  DATE  AND  SIGN  YOUR  NAME(S)
EXACTLY AS PRINTED ON THIS PROXY, indicating (where applicable) official position or representative capacity. YOU SHOULD PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


                              ______________________________
                              Signature


                              ______________________________
                              Date